UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14 (a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6 (E) (2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

WHIRLPOOL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box) :

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

(1)	Title of each class of securities to which transactions applies:

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(3)	Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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Notes:

Reg. (S) 240.14a-101

SEC 1913 (3–99)

M29843-P05587

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

WHIRLPOOL CORPORATION

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 19, 2011.

WHIRLPOOL CORPORATION

2000 NORTH M-63

BENTON HARBOR, MI 49022-2692

Meeting Information

Meeting Type: Annual Meeting

For holders as of: February 21, 2011

Date: April 19, 2011 Time: 8:00 AM CDT

Location: 120 E. Delaware Place

8th Floor

Chicago, IL 60611

See the reverse side of this notice to obtain

proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 5, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession P05587 of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special—requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M29844 marked by the arrow JXXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following Items:

1. Election of 8 Directors

Nominees: The Board of Directors recommends you vote 1a. Samuel R. Allen 1 YEAR on the following Item:

3. Advisory vote on the frequency of holding an 1b. Jeff M. Fettig advisory vote on executive compensation.

The Board of Directors recommends you vote FOR the following Item:

1c. Michael F. Johnston

4. Ratification of the appointment of Ernst & Young LLP as Whirlpool’s independent registered public 1d. William T. Kerr accounting firm for 2011.

The Board of Directors recommends you vote AGAINST the following Items:

1e. John D. Liu

5. Stockholder proposal, if properly presented at the meeting, to allow stockholder action by 1f. Miles L. Marsh written consent.

6. Stockholder proposal, if properly presented at the meeting, to require stockholder approval 1g. William D. Perez of certain future severance agreements with senior executives.

1h. Michael D. White NOTE: I also authorize my proxies to vote FOR such other business as may properly come before the meeting or any adjournment thereof.

2. Advisory vote on executive compensation.

- P05587 M29845